MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.



FUND LOGO



Semi-Annual Report

June 30, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Edward F. Gobora, Vice President
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Barbara G. Fraser, Secretary of Merrill Lynch Short-Term Global
Income Fund, Inc. has recently retired. The Fund's Board of
Directors wishes Ms. Fraser well in her retirement.




Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000


DEAR SHAREHOLDER

Performance Review
During the six months ended June 30, 2000, short-term global fixed yields rose while we remained conservatively positioned in high-quality, low duration securities. Our foreign exchange exposure was generally hedged back into the US dollar. Our hedging strategies helped to reduce volatility in the Fund's net asset values, as the higher-yielding international bonds in the Fund enhanced our level of current income. The Fund outperformed the unmanaged Salomon Three-Month Eurodeposit Index for the year-to-date. For the six-month period ended June 30, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.37%, +2.84%, +2.83% and +2.98%, respectively, while the Index returned +3.13%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report.)

Market Review
During 2000, the Federal Reserve Board raised the Federal Funds rate by 1.00% to 6.50%. The Federal Open Market Committee (FOMC) adjusted interest rates in an effort to slow the fast pace of the economy. Growth in the United States for the first quarter was 5.5%. The major factors influencing gross domestic product (GDP) were gains in productivity and private consumption. An increase in consumer demand and oil prices added to a Consumer Price Index (CPI) of 3.1%. Reduced fears of persistent US growth lowered expectations of further aggressive increases in interest rates by the FOMC. Two-year US Government notes reached a high of 6.90% in May, then quickly recovered most of its losses, ending June at a yield of 6.36%.

Since the start of the year, the European Central Bank (ECB) raised the Refinance Rate 1.25% to 4.25%. These moves were intended to reduce the risks to price stability caused by the euro's weakness and signs of strength in the economies throughout the Euro area. Accelerating export expansion and strong domestic demand contributed to Eurozone growth of 3.2% for the first quarter. Consumer prices in May were slightly below the ECB's target ceiling of 2.0%. The inflation rate of 1.9% was largely influenced by higher energy prices. A series of tightenings in official rates and expectations of a pickup in economic activity caused German two-year sovereign yields to move higher, closing the period at 4.95%.

In Japan, the Liberal Democratic Party's Secretary General Yoshiro Mori was confirmed as the new Prime Minister following Keizo Obuchi's illness and eventual death. He is expected to continue with Prime Minister Obuchi's economic policies. An upturn in private demand and a significant increase in exports were the catalysts for GDP of 2.4% for the first quarter of 2000. Although the March Tankan Report showed a slight improvement in the economic outlook, the Bank of Japan (BOJ) left monetary policy unchanged. A rise in energy and import prices caused the rate of inflation to move slightly above 0%. Rising levels of government debt and anticipation of a modest recovery in Japan caused yields in the short end of the Japanese government bond market to trend higher to 0.44%.

The primary focus in foreign exchange this year has been the slide in the value of the European single currency, which posted new lows against the US dollar, Japanese yen and British pound. The ECB's unsuccessful verbal intervention, an uncompetitive labor market and the outperformance of the US economic expansion added to the euro's troubles. After appreciating to 102.78 at the end of the Japanese fiscal year in March, the yen weakened to 106.12 by the end of June. Interest rate differentials and fears of BOJ intervention had a negative impact on the yen's value versus the US dollar.

An increase in supply temporarily pushed the price of crude oil below $24 per barrel. At the end of March, the Organization of Petroleum Exporting Countries (OPEC) sanctioned a lift in the production ceiling in order to lower the cost of oil. These measures may not have the desired effect, in light of low supply and rising worldwide demand for crude oil. Gold has suffered as central banks continue to liquidate their reserves. The values of many base metals, such as aluminum and lead, have recently declined. Going forward, a reduction in inventories and the global recovery could have a favorable impact on base metal prices.

Economic Outlook
The Federal Reserve Board seems determined to increase its key interest rates to further reduce the speed of the US economic expansion. The FOMC could make an upward adjustment in monetary policy by 0.25% as early as August. A decline in consumer confidence, a reduction in the wealth effect and smaller employment gains could cause US GDP to move down toward 4.0% for the second quarter. Tight labor markets and rising import prices could keep the inflation rate above 3.0%.

Interest rates could move higher in the Eurozone as a result of an increase in price pressures and in support of the euro. European policymakers could tighten monetary policy over the next quarter. Historically high business confidence, a steady fall in unemployment and an improving export sector could contribute to growth in the Euro area.

The BOJ may wait for more evidence of a sustainable recovery before it adjusts interest rates higher. The central bank may proceed with the strategy of preparing the financial markets for the eventual end to their extremely accommodative monetary policy. Consumer spending and housing investment could help GDP stay positive in the last half of 2000. Deflationary fears could subside, assuming CPI gradually increases throughout the year as a result of upward movement in wages and wholesale prices.

During the past six months, we added duration to our South African and New Zealand positions. Attractive yields, an increase in commodity prices and a rebound in the economy could support New Zealand assets. The major risk to South Africa is the social unrest in Zimbabwe. As the political tension subsides in the region, attractive yields could support the South African bond market. The Polish zloty was allowed to freely float against all other currencies in April. The anticipated change in the Polish currency regime caused the zloty to appreciate versus the euro. After a significant rally in the zloty against the euro, we sold covered call options to generate income to partially offset the cost of hedging.

Currency Outlook
The currency markets over the next few months are likely to be dominated by movements in monetary policy, equity market performance and the willingness of the ECB to support the euro. The improving outlook for the countries within the European Monetary Union, expectations of higher interest rates and the threat of concerted intervention could cause the euro to stabilize. Japanese authorities could remain committed to taking the necessary steps to prevent any yen overvaluation. A worsening US trade deficit, a more positive assessment of the Japanese economy and indications the BOJ may soon end its zero interest rate policy could limit any appreciation of the US dollar versus the yen.

Portfolio Strategy
Given our current outlook for continued upward pressure on short-term yields and expectations of higher official interest rates, we anticipate limiting our duration exposure. On June 30, 2000, we held sovereign, agency and corporate issues denominated in the Canadian dollar, Greek drachma, New Zealand dollar, Polish zloty, South African rand, British pound and US dollar. We expect to continue to follow a conservative approach in managing our currency positions. In order to seek to protect the Fund from extreme foreign exchange volatility, we anticipate using a variety of hedging strategies to protect our downside risk.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Edward F. Gobora)
Edward F. Gobora
Senior Portfolio Manager



August 10, 2000



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent
Performance
Results*
                                                                     6 Month        12 Month    Since Inception   Standardized
As of June 30, 2000                                                Total Return   Total Return    Total Return    30-Day Yield
ML Short-Term Global Income Fund, Inc. Class A Shares                 +3.37%          +6.78%         +34.14%           4.18%
ML Short-Term Global Income Fund, Inc. Class B Shares                 +2.84           +5.13          +39.83            3.56
ML Short-Term Global Income Fund, Inc. Class C Shares                 +2.83           +4.99          +22.73            3.53
ML Short-Term Global Income Fund, Inc. Class D Shares                 +2.98           +5.71          +47.53            3.94

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's since inception periods arefrom 10/21/94 for Class A & Class
 C Shares and from 8/03/90 for Class B & Class D Shares.


Average Annual
Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/00                         +6.78%         +2.51%
Five Years Ended 6/30/00                   +5.69          +4.83
Inception (10/21/94) through 6/30/00       +5.29          +4.54

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/00                         +5.13%         +1.13%
Five Years Ended 6/30/00                   +4.48          +4.48
Inception (8/03/90) through 6/30/00        +3.44          +3.44

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/00                         +4.99%         +3.99%
Five Years Ended 6/30/00                   +4.52          +4.52
Inception (10/21/94) through 6/30/00       +3.66          +3.66

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                         +5.71%         +1.48%
Five Years Ended 6/30/00                   +5.05          +4.19
Inception (8/03/90) through 6/30/00        +4.00          +3.57

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)
                        Face       Maturity                                                     Interest               Percent of
COUNTRY                Amount        Date                          Issue                          Rate++      Value    Net Assets
Australia    NZ$      4,700,000     2/12/2001   New South Wales Treasury Corporation (1)           5.21  %  $  2,183,773    2.7%
                      5,870,000    12/18/2000   Toyota Finance Australia (2)                       7.25        2,753,188    3.5

                                                Total Investments in Australia (Cost--$5,626,893)              4,936,961    6.2


Austria      US$      1,700,000     2/05/2001   Deutsche Bank Finance NV (2)                       6.375       1,695,104    2.1

                                                Total Investments in Austria (Cost--$1,701,020)                1,695,104    2.1


Canada                2,600,000     1/30/2001   Canadian Government Bond (1)                       5.50        2,577,432    3.2
             C$       8,750,000     9/15/2000   European Investment Bank (2)                       6.625       5,915,046    7.5
             US$      2,994,000     2/28/2001   Ontario Province (1)                               8.50        3,015,314    3.8
                      4,300,000     1/14/2001   Shell Canada Ltd. (4)                              8.875       4,341,409    5.5

                                                Total Investments in Canada (Cost--$15,955,686)               15,849,201   20.0


Germany      ZAR      2,150,000     8/01/2000   LB Rheinland-Pfalz Giro (2)                       14.75          317,363    0.4

                                                Total Investments in Germany (Cost--$335,238)                    317,363    0.4


Ireland      GRD    390,000,000    11/17/2000   Deutsche Bank Ireland (2)                          9.125       1,112,304    1.4

                                                Total Investments in Ireland (Cost--$1,114,095)                1,112,304    1.4


New Zealand  NZ$      7,300,000     9/26/2000   Federal National Mortgage Association (3)          7.00        3,436,909    4.3

                                                Total Investments in New Zealand
                                                (Cost--$3,783,071)                                             3,436,909    4.3


Poland       PLN     10,676,000     1/25/2001   European Bank Reconstruction and
                                                Development (2)                                   10.50        2,334,992    3.0

                                                Total Investments in Poland
                                                (Cost--$2,445,586)                                             2,334,992    3.0


South        ZAR      2,280,000    11/06/2000   General Electric Capital Corp. (5)                14.75          339,562    0.4
Africa
                                                Total Investments in South Africa
                                                (Cost--$341,387)                                                 339,562    0.4


Sweden       US$      4,400,000    10/16/2000   Swedish Export Credit (2)                          6.25        4,390,056    5.5

                                                Total Investments in Sweden (Cost--$4,445,760)                 4,390,056    5.5


United       Pound    2,570,000     7/14/2000   International Bank Reconstruction and
Kingdom      Sterling                           Development (2)                                    6.875       3,890,614    4.9
             ZAR      3,490,000     9/25/2000   International Bank Reconstruction and
                                                Development (2)                                   14.125         517,338    0.7

                                                Total Investments in the United Kingdom
                                                (Cost--$4,762,939)                                             4,407,952    5.6


United       US$      1,700,000     1/15/2001   Associates Corporation NA (2)                      5.85        1,688,151    2.1
States                3,900,000     7/07/2000   BBL North America Funding Corp. (2)                6.52        3,897,175    4.9
                      3,500,000     7/17/2000   Deutsche Bank AG, (2)                              6.54        3,491,098    4.4
                      2,450,000     7/25/2000   Dresdner Bank AG, (2)                              6.56        2,440,178    3.1
                      3,400,000    11/15/2001   Federal Home Loan Mortgage Association (3)         7.05        3,385,652    4.3
                      4,000,000     7/18/2000   Federal Home Loan Mortgage Corporation (3)         6.41        3,989,317    5.0
                      3,187,000     7/20/2000   Federal National Mortgage Association (3)          6.47        3,177,263    4.0
                      2,433,000     7/03/2000   General Motors Acceptance Corp. (5)                7.13        2,433,000    3.1
                      3,400,000     3/15/2001   NationsBank Corp. (2)                              5.75        3,365,796    4.2
                      2,000,000     7/19/2000   Newell Company (5)                                 6.59        1,994,142    2.5
                      4,000,000     7/05/2000   Pfizer Inc. (5)                                    6.49        3,998,558    5.0
                      4,300,000     1/31/2002   US Treasury Notes (3)                              6.375       4,293,292    5.4

                                                Total Investments in the United States
                                                (Cost--$38,180,252)                                           38,153,622   48.0



OPTIONS                         Nominal Value
PURCHASED                     Covered by Options

             Currency Call          2,362,117   Euro Dollar, expiring July 2000 at PLN 4.28                       16,393    0.0
             Options                1,168,058   Euro Dollar, expiring August 2000 at GRD 345                          12    0.0
             Purchased              1,316,000   US Dollar, expiring July 2000 at ZAR 7.08                          1,330    0.0

             Currency Put           3,560,000   US Dollar, expiring July 2000 at EUR .97                           3,560    0.0
             Options
             Purchased
                                                Total Options Purchased (Premiums Paid--$55,498)                  21,295    0.0


             Total Investments (Cost--$78,747,425)                                                            76,995,321   96.9

             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                                   (12,271)  (0.0)

             Other Assets Less Liabilities                                                                     2,446,742    3.1
                                                                                                           -------------  ------
             Net Assets                                                                                    $  79,429,792  100.0%
                                                                                                           =============  ======



             Corresponding industry groups for securities (percent of net assets):
          (1)Sovereign Government Obligations--9.7%
          (2)Financial Services--47.7%
          (3)Sovereign/Regional Government Obligations--Agency--23.0%
          (4)Petroleum Company--5.5%
          (5)Financial Company--11.0%
           ++Commercial Paper and certain US Treasury and Foreign Treasury
             Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund.
             Other securities bear interest at the rates shown, payable at the fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes;
             the interest rates shown are those in effect at June 30, 2000.
         ++++Forward foreign exchange contracts as of June 30, 2000 were as follows:


                                                       Unrealized
             Foreign Currency        Expiration       Appreciation
             Sold                       Date         (Depreciation)

             C$       9,184,918     August 2000        $    25,015
             Euro     2,548,275      July 2000             (41,397)
             Euro     1,200,000     August 2000             41,958
             Pound    2,229,058     August 2000            (10,019)
             Sterling
             NZ$     15,766,697      July 2000             (27,828)
                                                       -----------
             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$20,595,275)             $   (12,271)
                                                       ===========


             See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2000
Assets:             Investments, at value (identified cost--$78,691,927)                                   $  76,974,026
                    Options purchased, at value (premiums paid--$55,498)                                          21,295
                    Cash                                                                                       3,490,118
                    Foreign cash                                                                                 816,395
                    Receivables:
                      Interest                                                             $  1,919,240
                      Forward foreign exchange contracts                                         40,583        1,959,823
                                                                                           ------------
                    Prepaid registration fees                                                                    167,731
                                                                                                            ------------
                    Total assets                                                                              83,429,388
                                                                                                            ------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts                                 12,271
                    Payables:
                      Capital shares redeemed                                                   152,757
                      Dividends to shareholders                                                 105,389
                      Distributor                                                                49,561
                      Investment adviser                                                         30,747
                      Forward foreign exchange contracts                                            754          339,208
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     3,648,117
                                                                                                            ------------
                    Total liabilities                                                                          3,999,596
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 79,429,792
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 1,000,000,000
Consist of:         shares authorized                                                                       $         86
                    Class B Shares of Common Stock, $.10 par value, 1,000,000,000
                    shares authorized                                                                            931,883
                    Class C Shares of Common Stock, $.10 par value, 300,000,000
                    shares authorized                                                                              1,076
                    Class D Shares of Common Stock, $.10 par value, 300,000,000
                    shares authorized                                                                             95,867
                    Paid-in capital in excess of par                                                          93,784,028
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (13,555,269)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (1,827,879)
                                                                                                            ------------
                    Net assets                                                                              $ 79,429,792
                                                                                                            ============

Net Asset           Class A--Based on net assets of $6,738 and 856 shares outstanding                       $       7.87
Value:                                                                                                      ============
                    Class B--Based on net assets of $71,938,631 and 9,318,835
                             shares outstanding                                                             $       7.72
                                                                                                            ============
                    Class C--Based on net assets of $81,893 and 10,758 shares
                             outstanding                                                                    $       7.61
                                                                                                            ============
                    Class D--Based on net assets of $7,402,530 and 958,665 shares
                             outstanding                                                                    $       7.72
                                                                                                            ============
                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2000
Investment          Interest and discount earned                                                            $  2,882,869
Income:

Expenses:           Account maintenance and distribution fees--Class B                     $    289,116
                    Investment advisory fees                                                    233,774
                    Transfer agent fees--Class B                                                103,266
                    Accounting services                                                          53,933
                    Professional fees                                                            38,402
                    Printing and shareholder reports                                             28,792
                    Registration fees                                                            26,823
                    Directors' fees and expenses                                                 11,735
                    Account maintenance fees--Class D                                             9,742
                    Custodian fees                                                                9,092
                    Transfer agent fees--Class D                                                  8,639
                    Account maintenance and distribution fees--Class C                              313
                    Pricing fees                                                                    106
                    Transfer agent fees--Class C                                                     98
                    Transfer agent fees--Class A                                                     41
                    Other                                                                         2,783
                                                                                           ------------
                    Total expenses before reimbursement                                         816,655
                    Reimbursement of expenses                                                   (21,252)
                                                                                           ------------
                    Total expenses after reimbursement                                                           795,403
                                                                                                            ------------
                    Investment income--net                                                                     2,087,466
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                         (175,139)
(Loss) on             Foreign currency transactions--net                                      1,158,998          983,859
Investments &                                                                              ------------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net:    Investments--net                                                         (777,107)
                      Foreign currency transactions--net                                         73,287         (703,820)
                                                                                           ------------     ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  2,367,505
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,         Dec. 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $  2,087,466     $  4,476,898
                    Realized gain on investments and foreign currency transactions
                    --net                                                                       983,859          739,857
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                     (703,820)      (1,149,927)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,367,505        4,066,828
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                    (1,084)            (673)
                      Class B                                                                (1,873,706)      (4,056,637)
                      Class C                                                                    (1,890)            (439)
                      Class D                                                                  (210,786)        (419,149)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,087,466)      (4,476,898)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                            (11,880,511)     (29,537,953)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (11,600,472)     (29,948,023)
                    Beginning of period                                                      91,030,264      120,978,287
                                                                                           ------------     ------------
                    End of period                                                          $ 79,429,792     $ 91,030,264
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                           Class A
                                                                     For the Six
The following per share data and ratios have been derived            Months Ended
from information provided in the financial statements.                 June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997    1996++
Per Share           Net asset value, beginning of period              $   7.83   $   7.80  $   7.76  $   7.89   $   7.91
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .39       .38       .42        .54
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .04        .03       .04      (.13)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .26        .42       .42       .29        .48
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.39)     (.37)     (.39)      (.44)
                      Return of capital--net                                --         --      (.01)     (.03)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.22)      (.39)     (.38)     (.42)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.87   $   7.83  $   7.80  $   7.76   $   7.89
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.37%+++   5.51%     5.49%     3.77%      6.29%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.08%*     1.13%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.13%*     1.14%      .84%      .76%       .95%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.53%*     4.78%     4.75%     5.39%      6.45%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $      7   $     60   $     7  $     18    $     3
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.26%     67.22%   174.18%   278.81%    349.34%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000

FINANCIAL HIGHLIGHTS (continued)
                                                                                          Class B
                                                                    For the Six
The following per share data and ratios have been derived           Months Ended
from information provided in the financial statements.                June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999      1998      1997      1996++
Per Share           Net asset value, beginning of period              $   7.69   $   7.72  $   7.69  $   7.81   $   7.90
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .32       .31       .35        .44
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .03       (.03)      .03      (.12)      (.09)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .22        .29       .34       .23        .35
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.32)     (.30)     (.32)      (.38)
                      Return of capital--net                                --         --      (.01)     (.03)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.19)      (.32)     (.31)     (.35)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.72   $   7.69  $   7.72  $   7.69   $   7.81
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.84%+++   3.87%     4.52%     3.08%      4.52%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.92%*     1.91%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.97%*     1.93%     1.65%     1.62%      1.74%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.85%*     4.17%     3.99%     4.59%      5.62%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 71,939   $ 83,085  $110,989  $160,096   $239,419
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.26%     67.22%   174.18%   287.81%    349.34%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                                                           Class C
                                                                    For the Six
The following per share data and ratios have been derived           Months Ended
from information provided in the financial statements.                June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999      1998      1997      1996++
Per Share           Net asset value, beginning of period              $   7.58   $   7.61  $   7.58  $   7.67   $   7.72
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .30       .29       .35        .38
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .03       (.03)      .03      (.09)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .21        .27       .32       .26        .37
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.18)      (.30)     (.28)     (.32)      (.37)
                      Return of capital--net                                --         --      (.01)     (.03)      (.05)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.18)      (.30)     (.29)     (.35)      (.42)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.61   $   7.58  $   7.61  $   7.58   $   7.67
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.83%+++   3.64%     4.37%     3.42%      4.93%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.96%*     2.08%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.01%*     2.10%     1.76%     1.60%      1.73%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.82%*     4.01%     3.94%     4.46%      5.23%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $     82   $     14  $     17  $    344   $    155
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.26%     67.22%   174.18%   287.81%    349.34%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class D
                                                                     For the Six
The following per share data and ratios have been derived            Months Ended
from information provided in the financial statements.                 June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997      1996++
Per Share           Net asset value, beginning of period              $   7.70   $   7.72  $   7.70  $   7.81   $   7.90
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .37       .35       .40        .48
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .02       (.02)      .02      (.11)      (.09)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .23        .35       .37       .29        .39
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.37)     (.34)     (.37)      (.42)
                      Return of capital--net                                --         --      (.01)     (.03)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.37)     (.35)     (.40)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.72   $   7.70  $   7.72  $   7.70   $   7.81
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.98%+++   4.57%     4.96%     3.77%      5.09%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.37%*     1.36%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.42%*     1.38%     1.10%     1.08%      1.20%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.39%*     4.73%     4.54%     5.13%      6.13%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  7,402   $  7,871  $  9,965  $ 13,225   $ 17,948
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.26%     67.22%   174.18%   287.81%    349.34%
                                                                      ========   ========  ========  ========   ========



                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, that are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of
Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price.
The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US-dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors,
Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .55% of the Fund's average daily net assets not exceeding $2 billion;
 .525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; .50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; .475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; .45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and .425% of average daily net assets in excess of $15 billion. For the six months ended June 30, 2000, MLIM earned fees of $233,774, of which $21,252 was voluntarily waived.
MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch
Investment Managers U.K., Ltd. ("MLIM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLIM U.K. a fee in an amount to be determined from time to time by MLIM and MLIM U.K. but in no event in excess of the amount that MLIM actually receives. For the six months ended June 30, 2000, MLIM paid MLIM U.K. a fee of $19,318 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee       Fee

Class B                                      .25%           .50%
Class C                                      .25%           .55%
Class D                                      .25%           --


Pursuant to a subagreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML &
Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                 FAMD      MLPF&S

Class D                          $48        $758


For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $16,266 and $52 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended June 30, 2000, Merrill Lynch Security
Pricing Service, an affiliate of MLPF&S, earned $124 for providing security price quotations to compute the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of
ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLIM U.K., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $20,149,113 and $9,658,090, respectively.

Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000, were as follows:


                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Losses
Investments:
  Long-term                      $   (168,586)  $ (1,717,901)
  Short-term                               88             --
  Options purchased                    (6,641)            --
                                 ------------   ------------
Total investments                    (175,139)    (1,717,901)
                                 ------------   ------------
Currency transactions:
  Options written                       9,032             --
  Options purchased                  (190,281)       (34,203)
  Forward foreign exchange
  contracts                         2,276,267        (12,271)
  Foreign currency
  transactions                       (936,020)       (63,504)
                                 ------------   ------------
Total currency transactions         1,158,998       (109,978)
                                 ------------   ------------
Total                            $    983,859   $ (1,827,879)
                                 ============   ============


As of June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,717,901, of which $44,019 related to appreciated securities and $1,761,920 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $78,691,927.

Transactions in options written for the six months ended June 30, 2000, were as follows:


                                 Nominal Value
                                   Covered by     Premiums
Put Options Written             Written Options   Received

Outstanding put options written,
beginning of period                        --             --
Options written                     3,408,266   $      9,032
Options expired                    (3,408,266)        (9,032)
                                 ------------   ------------
Outstanding put options written,
end of period                              --   $         --
                                 ============   ============


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $11,880,511 and $29,537,953 for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           200,270   $  1,572,209
Shares issued to shareholders in
reinvestment of dividends                  55            429
                                 ------------   ------------
Total issued                          200,325      1,572,638
Shares redeemed                      (207,154)    (1,626,213)
                                 ------------   ------------
Net decrease                           (6,829)  $    (53,575)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            11,121   $     86,990
Shares issued to shareholders in
reinvestment of dividends                  49            381
                                 ------------   ------------
Total issued                           11,170         87,371
Shares redeemed                        (4,326)       (33,725)
                                 ------------   ------------
Net increase                            6,844   $     53,646
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            44,027   $    339,252
Shares issued to shareholders in
reinvestment of dividends             121,140        933,763
                                 ------------   ------------
Total issued                          165,167      1,273,015
Automatic conversion of shares        (31,482)      (242,505)
Shares redeemed                    (1,613,567)   (12,431,670)
                                 ------------   ------------
Net decrease                       (1,479,882)  $(11,401,160)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           887,097   $  6,869,129
Shares issued to shareholders in
reinvestment of dividends             271,086      2,087,239
                                 ------------   ------------
Total issued                        1,158,183      8,956,368
Automatic conversion of shares        (45,242)      (348,398)
Shares redeemed                    (4,692,713)   (36,135,499)
                                 ------------   ------------
Net decrease                       (3,579,772)  $(27,527,529)
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            10,640   $     80,771
Shares issued to shareholders in
reinvestment of dividends                 182          1,381
                                 ------------   ------------
Total issued                           10,822         82,152
Shares redeemed                        (1,874)       (14,222)
                                 ------------   ------------
Net increase                            8,948   $     67,930
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                             1,322   $     10,009
Shares issued to shareholders in
reinvestment of dividends                  43            329
                                 ------------   ------------
Total issued                            1,365         10,338
Shares redeemed                        (1,815)       (13,787)
                                 ------------   ------------
Net decrease                             (450)  $     (3,449)
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            45,352   $    349,309
Shares issued to shareholders in
reinvestment of dividends              16,188        124,780
Automatic conversion of shares         31,455        242,505
                                 ------------   ------------
Total issued                           92,995        716,594
Shares redeemed                      (157,149)    (1,210,300)
                                 ------------   ------------
Net decrease                          (64,154)  $   (493,706)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            45,769   $    355,609
Shares issued to shareholders in
reinvestment of dividends              32,399        249,526
Automatic conversion of shares         45,229        348,398
                                 ------------   ------------
Total issued                          123,397        953,533
Shares redeemed                      (391,177)    (3,014,154)
                                 ------------   ------------
Net decrease                         (267,780)  $ (2,060,621)
                                 ============   ============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.

6. Capital Loss Carryforward:
At December 31, 1999, the Fund had a capital loss carryforward of approximately $14,906,000, of which $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004, $1,289,000 expires in 2005, $143,000 expires in
2006 and $111,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $32,232,090 has been reclassified to paid-in capital in excess of par.



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